Exhibit 1

AGREEMENT OF JOINT FILING

This joint filing agreement (this “Agreement”) is made and entered into as of this 14th day of February 2019, by and among GS DC Sponsor I LLC, GS Sponsor LLC, GSAM Holdings, Cote SPAC 1 LLC and David M. Cote.

The parties to this Agreement hereby acknowledge and agree that the foregoing statement on Schedule 13G in respect of the shares of Class A Common Stock, $0.0001 par value, of GS Acquisition Holdings Corp is filed on behalf of each of the parties to this Agreement and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The parties to this Agreement acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Dated: February 14, 2019

GS DC Sponsor I LLC

By:	Goldman Sachs Asset Management, L.P.,
as attorney-in-fact for GS DC SPONSOR I LLC

By:	/s/ Raanan A. Agus
Name: Raanan A. Agus
Title: Authorized Signatory

GS Sponsor LLC

By:	Goldman Sachs Asset Management, L.P.,
as attorney-in-fact for GS SPONSOR LLC

By:	/s/ Raanan A. Agus
Name: Raanan A. Agus
Title: Authorized Signatory

GSAM Holdings LLC

By:	/s/ Judith Shandling
Name: Judith Shandling
Title: Authorized Signatory

Cote SPAC 1 LLC

By:	Goldman Sachs Asset Management, L.P.,
as attorney-in-fact for Cote SPAC 1 LLC

By:	/s/ Raanan A. Agus
Name: Raanan A. Agus
Title: Authorized Signatory

David M. Cote

By:	Goldman Sachs Asset Management, L.P.,
as attorney-in-fact for David M. Cote

By:	/s/ Raanan A. Agus
Name: Raanan A. Agus
Title: Authorized Signatory

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David M. Cote, Raanan A. Agus or Goldman Sachs Asset Management, L.P., or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of GS Acquisition Holdings Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by GS Acquisition Holdings Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of February, 2019.

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GS DC SPONSOR I LLC

By: GS Sponsor LLC

By:	/s/ Raanan A. Agus
Name: Raanan A. Agus
Title: President

By: Cote SPAC 1

By:	/s/ David M. Cote
Name: David M. Cote
Title: Member

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David M. Cote, Raanan A. Agus or Goldman Sachs Asset Management, L.P., or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of GS Acquisition Holdings Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by GS Acquisition Holdings Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of February, 2019.

[Signature Page Follows]

GS SPONSOR LLC

By:	/s/ Raanan A. Agus
Name: Raanan A. Agus Title: President

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David M. Cote, Raanan A. Agus or Goldman Sachs Asset Management, L.P., or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of GS Acquisition Holdings Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by GS Acquisition Holdings Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of February, 2019.

[Signature Page Follows]

COTE SPAC 1 LLC

By:	/s/ David M. Cote
	Name:	David M. Cote
	Title:	Member

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David M. Cote, Raanan A. Agus or Goldman Sachs Asset Management, L.P., or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of GS Acquisition Holdings Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by GS Acquisition Holdings Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of February, 2019.

By:	/s/ David M. Cote
David M. Cote